UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

QTS Realty Trust, Inc.

Quality Tech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.) Delaware (Quality Tech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 814-9988

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed, QTS Realty Trust, Inc. (the “Company”) and James H. Reinhart, the Company’s Chief Operating Officer—Operations, agreed on February 20, 2018 that Mr. Reinhart would leave the Company and QualityTech, LP, the Company’s operating partnership (the “Operating Partnership”), before the end of 2018.  Mr. Reinhart’s employment with the Company and the Operating Partnership will end on March 31, 2018.

In connection with Mr. Reinhart’s departure, on March 15, 2018, the Company and Mr. Reinhart entered into an amendment to Mr. Reinhart’s employment agreement (the “Agreement”) to amend the provisions regarding vesting of equity awards upon certain events of termination (the “Amendment”).  Pursuant to the Amendment, if Mr. Reinhart is terminated without cause, he terminates the Agreement for good reason or the Agreement is not renewed, Mr. Reinhart’s equity awards that otherwise would have accelerated upon these events of termination will continue to vest pursuant to their current vesting schedule until March 31, 2019, which is the expiration date of the current term of the Agreement.  Any equity awards that do not vest on or before March 31, 2019 will be forfeited.  Mr. Reinhart will have until 90 days after March 31, 2019 to exercise any vested options.  In the absence of the Amendment, all of Mr. Reinhart’s equity awards that would have otherwise vested during the current term of the Agreement would have automatically accelerated and vested in full in the event of a termination described above and he would have 90 days from the date of termination to exercise any vested options. Except as set forth above, all other terms of the Agreement shall remain in full force and effect.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment No. 2 to Employment Agreement dated March 15, 2018 by and among QTS Realty Trust, Inc., QualityTech, LP, Quality Technology Services, LLC, and James H. Reinhart

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2018		QTS Realty Trust, Inc.

	By:	/s/ Shirley E. Goza
Shirley E. Goza Secretary, Vice President and General Counsel

Date: March 16, 2018		Quality Tech, LP

		By:	QTS Realty Trust, Inc.,
its general partner

/s/ Shirley E. Goza
Shirley E. Goza Secretary, Vice President and General Counsel

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